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                                                                   EXHIBIT 10.14


                            MBCI OPERATING, L.P. AND
                          METAL COATERS OPERATING, L.P.
                              LONG-TERM MANAGEMENT
                                 INCENTIVE PLAN


                                   ARTICLE I -
                             PURPOSE AND DEFINITIONS

SECTION 1.01: PURPOSE.

         It is the purpose of the Plan to ensure the continuation of a stable, senior management team necessary to assure and accomplish continued and dynamic growth for the Company and to focus the attention of senior management on all details of the consolidated operations of the Company including operating profits and the costs of providing the working capital and fixed capital needs of the Company.

SECTION 1.02: DEFINITIONS.

         The following terms shall have the meanings indicated for the purposes of the Plan.

         a) "Annual Realized Earnings" shall mean those earnings of the Trust other than unrealized appreciation in value of assets.

         b) "Beneficiary" shall mean the person(s) or entity(ies) designated by the Participant, in writing, to receive any remaining unpaid amounts to which the Participant is entitled hereunder at the time of the Participant's death or disability. In the event that the Participant fails to so designate a Beneficiary, the Participant's estate shall be the Beneficiary.

         c) "Change in Control" shall mean (i) the sale of all or substantially all of the assets of the Company or any division thereof for which the Participant has managerial responsibility, or (ii) the sale of 50% or more of the partnership interests in or capital stock of the Company or any subsidiary of the Company for which the Participant has managerial responsibility; unless such sale is to another person or entity within the Organization, or (iii) a change in voting control of NCI Building Systems, Inc.

         d) "Company" shall mean MBCI Operating, L. P. and Metal Coaters, L.P. (each of which are Texas limited partnerships) considered together as a consolidated or single entity, and their respective successors and assigns.

         e) "Contribution" shall mean the sum of exactly
________________________ Dollars and _________________ Cents ($__________) which is being contributed to the Plan on a one-time basis by the Company on the Effective Date.



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         f) "Deferral Period" shall mean the period during which payment of the
Earned Award is deferred, beginning with the Anniversary and ending with the Maturity Date.

         g) "Earned Value" shall mean the Contribution and all appreciation and undistributed accumulated earnings on the Contribution.

         h) "Earned Value Account" shall mean the separate account for each Participant with respect to such Participant's Earned Value.

         i) "Effective Date" shall mean the effective date of the Plan, being May 8, 1998.

         j) "Executive" shall mean any common law employee of the Company, its subsidiaries or divisions, who is a member of executive or senior management.

         k) "Good Cause" shall mean:

                  1) the Executive's commission of an act involving fraud, embezzlement or a felony; or

                  2) the repeated refusal or failure by the Executive, after receiving written notice specifying the refusal or failure, to follow the lawful directives of the Organization; or

                  3) the Executive's gross dereliction of duties to the Organization or its affiliates, which continues after the Executive receives written notice specifying which duties are at issue; or

                  4) the commission by the Executive of an act involving moral turpitude which causes a material harm to the customer relations, operations and business practices of the Organization or any of its affiliates; or

                  5) a material breach by the Executive of any of the Executive's agreements with the Organization, or any of its affiliates which continues after receipt of specific written notice.

         l) "Good Reason" shall exist if, without the Participant's express written consent:

                  1) the Organization or the Company shall assign to the Executive duties which materially change and diminish the Executive's duties that the Executive was required to perform at the time that the Executive becomes a Participant hereunder; or

                  2) the Organization or the Company shall, without the Executive's consent, require the Executive to relocate the Executive's principal business office outside the Executive's present state of residency immediately prior to such action or assign the Executive duties that would reasonably require such relocation; or



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                  3) the Organization or the Company materially and adversely alters total compensation; or

                  4) the Organization or the Company violates, requires or causes a Participant to violate any laws, regulations or ordinances which cause the continuing viability of the Company or the Organization to be in jeopardy; or

                  5) the Organization or the Company violates, requires or causes a Participant to violate any material financial loan covenant of its financing arrangements or agreements without obtaining a waiver or consent from the lender(s) within ten (10) days from the violation; or

                  6) there occurs a Change in Control.

         m) "Maturity Date" shall mean the date as of which a Participant's Account first becomes payable under Section 2.04, unless accelerated as herein stated. All valuations shall be made as of a Maturity Date.

         n) "MBCI" shall mean MBCI Operating, L.P., a Texas limited partnership.

         o) "NCI" shall mean NCI Building Systems, Inc., a Delaware corporation.

         p) "Non-Competition Agreement" shall mean that certain Confidentiality, Non-Competition and Non-Solicitation Agreement, dated as of May 1, 1998, between and among NCI and each of the Participants.

         q) "Organization" shall mean the Company and/or its parent, affiliates or subsidiaries, collectively or individually.

         r) "Participant" shall mean the individuals referred to on Schedule 1 attached hereto and incorporated by reference each of whom is a Participant under the Plan.

         s) "Permanently Disabled" shall mean a condition resulting from bodily injury or disease or mental disorder such that the Participant is prevented from performing the Participant's principal duties of employment by the Company or the Organization. A Participant shall be presumed to be Permanently Disabled if the Participant qualifies to receive Social Security disability benefits (totally and permanently disabled) or if the Participant qualifies to receive initial disability benefits under any long-term disability benefit plan maintained by the Company or the Organization. In the event the Participant does not qualify for either such benefit, MBCI, in its sole discretion and based upon competent medical advice, nevertheless may determine that the Participant is and continues to be Permanently Disabled; provided, however, a Participant shall not be considered Permanently disabled under this definition until such condition shall have continued uninterrupted for a period of six (6) months.



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         t) "Permanently and Critically Disabled" shall mean a Permanent
Disability which is of such a character and nature that it renders the Participant unable to manage his or her own financial affairs.

         u) "Plan Year" shall mean the fiscal year of the Company, being the period beginning November 1 and ending the following October 31.

         v) "Plan" shall mean the MBCI Operating, L.P. and Metal Coaters, L.P. Long-Term Management Incentive Plan as set forth herein and as amended from time to time.

         w) "Trust" shall mean the irrevocable trust arrangement established by the Company to fund its obligations to pay the Earned Value to which a Participant becomes entitled under Article II.

         x) "Vesting Date" shall mean May 1, 2003.

                                  ARTICLE II -
                     PARTICIPATION, EARNED VALUE AND PAYMENT
                             OF EARNED VALUE ACCOUNT

SECTION 2.01: PARTICIPATION.

         In accordance with the Plan, the Company has selected certain Executives to become Participants in the Plan. On the Effective Date, the Participants shall be given a copy of the Plan with an Exhibit A attached stating that Participant's percentage share of the total Contribution payable by the Company.

SECTION 2.02: EARNED VALUE.

         For each Plan Year, the Earned Value shall be calculated for each Participant and reported to each Participant on an Earned Value Statement.

SECTION 2.03: EARNED VALUE ACCOUNT.

         On or before May 8, 1998, an amount equal to the Participant's total Contribution shall be deposited by the Company into the Trust for the benefit of the Participant and shall be separately accounted for under the Participant's Earned Value Account as set forth under Article III. During the Deferral Period, the Earned Value Account shall be invested and reinvested by the Trustee in accordance with Article III and the Trust. A separate Earned Value Account shall be established and maintained for each Participant.

SECTION 2.04: PAYMENT OF EARNED VALUE ACCOUNT.

         The Trustee shall retain for the benefit of a Participant, one hundred percent (100%) of the Annual Realized Earnings of the Trust on a Participant's Earned Value Account. The entire



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undistributed vested Earned Value Account of a participant shall be paid by the
Trustee, in cash in a single lump sum (unless the Trust holds an investment in the 9 1/4% senior subordinated notes due 2009 (the "Notes") issued by NCI Building Systems, Inc, a Delaware corporation and ultimate parent company of the Company, in which case the Notes shall be distributed to the Participant in kind) as soon as reasonably practicable following the Vesting Date with respect thereto, but in no event later than thirty (30) days after the value of the Earned Value Account has been determined; provided, however, that the Participant on or before the last day of the calendar year immediately preceding the calendar year in which benefits otherwise would become payable hereunder, shall have the right to make a one-time irrevocable election to receive the Earned Value Account over a two-year period as follows: (a) 50% of the Earned Value Account on the first anniversary of the Vesting Date and (b) 100% of the then remaining Earned Value Account on the second anniversary of the Vesting Date. The Participant shall exercise this right by delivering to the Company and the Trustee a written notice that states his election to defer the payment of the Earned Value Account pursuant to the terms of this Section 2.04. The Company shall proceed with the determination of the value of the Earned Value Account of a Participant prudently and efficiently, in order to determine the amount thereof that is to be paid at Maturity Date. Each Participant shall sign and deliver to the Trustee and the Company a statement confirming that the Participant has received the Earned Value that has been paid on the Maturity Date.

SECTION 2.05: VESTING.

         The Earned Value shall become 100% vested on the Vesting Date if, on the Vesting Date:

         a) The Participant is then and has, since the Effective Date, continuously been employed by the Organization and has not, during such period, breached or violated any of his covenants set forth in Sections 2 through 9 of the Non-Competition Agreement; or

         b) The Participant is not employed by the Organization but either:

                  1) the Participant terminated his employment for Good Reason or

                  2) the employment of the Participant terminated as a result of his being Permanently Disabled, and the Participant has not breached or violated any of his covenants set forth in Sections 2 through 9 of the Non-Competition Agreement during the period from the Effective Date until the Vesting Date.

Each Participant shall have ownership of such Participant's percentage share of the total Earned Values, subject to the vesting provisions of this Plan. Any and all Earned Values which do not become 100% vested shall be forfeited and revert to the Company.



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SECTION 2.06: CERTAIN TERMINATIONS.

         Any of the foregoing to the contrary notwithstanding, in the event the Participant's employment is terminated by the Company without Good Cause, or where it is by reason of either the Participant's death or Participant's becoming Permanently and Critically Disabled, any unmatured Deferral Period shall be deemed to have reached its Maturity Date immediately upon such termination and the corresponding Earned Value Account shall be 100% vested and paid in accordance with Section 2.04. In the event that a Participant is terminated for Good Cause, the Participant shall immediately cease participation in the Plan, with such Participant's Earned Value being forfeited to the Company.

SECTION 2.07: CHANGE IN CONTROL.

         Any of the foregoing to the contrary notwithstanding, in the event that a Change in Control occurs, any unmatured Deferral Period shall be deemed to have reached its Maturity Date immediately prior thereto and the corresponding Earned Value Accounts shall be paid in accordance with Section 2.04, regardless of the Participant's employment status.

SECTION 2.08: BENEFICIARY.

         In the event of the Participant's death prior to the Maturity Date, all unpaid amounts in the Earned Value Account or Trust shall be paid to the Beneficiary in the same manner as they would have been paid to the Participant.

                                  ARTICLE III -
                                     FUNDING

SECTION 3.01: ESTABLISHMENT OF TRUST.

         The Company has established a Trust for the purpose of formally funding the Company's obligations to pay the Earned Value Account.

SECTION 3.02: TRUST DEPOSITS.

         The Company shall deposit with the Trustee pursuant to the Trust an amount equal to each Earned Value of each Participant. Such deposits shall be separately accounted for by the Trustee with respect to each Participant and with respect to each Earned Value, under the Earned Value Account(s).

SECTION 3.03: TRUST INVESTMENT.

         The Trustee shall invest and reinvest the deposits under Section 3.02 in the manner provided under the Trust.



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SECTION 3.04: PAYMENTS BY TRUSTEE.

         The Trustee shall pay the Earned Value Account(s) of each Participant at such time and in such manner as provided under Article II and the terms of the Trust.

SECTION 3.05: WAIVER AND INDEMNIFICATION.

         The partners, directors and employees of the Organization, and the Company and each entity comprising a part of the Organization, are hereby indemnified and held harmless from any and all claims, liabilities, judgments or costs, including reasonable attorneys fees, which may be asserted or incurred arising out of their action or inaction in adopting and administering this Plan or in the investment of all Earned Values other than damage or loss occasioned by intentional wrongdoing or intentional malfeasance. This indemnity shall include all costs of defense, including attorneys fees, as they are incurred. Each Participant in executing this Plan and accepting any benefits hereunder hereby WAIVES ANY AND ALL CLAIMS, LIABILITIES, RIGHT TO SUE OR DEMANDS AGAINST ANY PARTNER, DIRECTOR OR EMPLOYEE OF THE ORGANIZATION OR THE COMPANY OR ANY OTHER ENTITY COMPRISING A PART OF THE ORGANIZATION ARISING OUT OF ANY ACTION OR INACTION IN ADOPTING OR ADMINISTERING THIS PLAN AND HEREBY AGREES THAT THIS WAIVER IS A VOLUNTARY RELINQUISHMENT OF THE RIGHTS OF THE PARTICIPANT TO ASSERT A CLAIM, ENFORCE LIABILITY, OR MAKE DEMAND FROM THE PARTNERS, DIRECTORS OR EMPLOYEES OF THE ORGANIZATION OR THE COMPANY OR ANY OTHER ENTITY COMPRISING A PART OF THE ORGANIZATION. This waiver shall not constitute or be construed to be a waiver of any claim, liability, right to sue or demand against the Trustee selected by the Company.

                                  ARTICLE IV -
                               PLAN ADMINISTRATION

SECTION 4.01: AUTHORITY OF MBCI.

         MBCI shall administer the Plan.

SECTION 4.02: DELEGATION.

         MBCI may, in its sole discretion, delegate any duties hereunder to an officer or employee (or committee thereof) of the Organization or the Company, who shall serve in such capacity at its pleasure.

SECTION 4.03: RECORDS AND RULES.

         The Company shall keep written records sufficient to reflect the identity of Participants, and the Earned Values. The Company shall adopt such rules as it shall deem reasonable and appropriate to the administration of the Plan.



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                                   ARTICLE V -
                            MISCELLANEOUS PROVISIONS

SECTION 5.01: EMPLOYMENT AND OTHER RIGHTS.

         Nothing contained herein shall require the Company or the Organization to continue any Participant or Executive in the Company's or Organization's employ, or require any Participant or Executive to continue in the employ of the Company or Organization, nor does the Plan create any rights of any Participant, Executive or Beneficiary or any obligations on the part of the Company or Organization other than those set forth herein. The benefits payable under this Plan shall be independent of, and in addition to, any other agreements that may exist from time to time concerning any other compensation or benefits payable by the Company or the Organization; provided, however, all amounts paid or payable to a Participant (or Beneficiary) under the Plan shall be excluded for purposes of calculating the benefit or other entitlement of any person under any other employee benefit or compensation plan, program, practice, or policy maintained by the Company or the Organization.

SECTION 5.02: NON-ALIENATION OF BENEFITS.

         Except as otherwise provided by law, no benefit, payment or distribution under this Plan shall be subject either to the claim of any creditor or a Participant or Beneficiary, or to attachment, garnishment, levy, execution or other legal or equitable process, by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate, or assign (either at law or equity) all or any portion of any benefit, payment or distribution under this Plan. The Plan shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder.

         In the event that any Participant's or Beneficiary's benefits are garnished or attached by order of any court, the Company or Organization may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the court to the recipient as it deems proper at the close of said action.

SECTION 5.03: WITHHOLDING AND DEDUCTIONS.

         All payments made by the Trustee under the Plan to any Participant or Beneficiary shall be subject to applicable withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a Beneficiary, the delivery to the Trustee of all necessary waivers, qualifications and other documentation.

         The Company shall withhold, from the Earned Value, all applicable state and Federal tax under any income tax or other law, whether of the United States or any other jurisdiction, unless



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the Participant provides to the Company the required form indicating an exemption from such withholding.

SECTION 5.04: AMENDMENT AND TERMINATION.

         The Plan may be terminated or amended at any time by MBCI, in its sole discretion, subject to the following limitations:

         a) In the event of any Plan termination, or in the event of an amendment which shall adversely affect the right, title or interest of the Participant (or Beneficiary) with respect to such Earned Value Account, any unmatured Deferral Period shall be deemed to have reached its Maturity Date on the date of such termination or amendment, and the Earned Value Account shall thereupon be paid in accordance with Section 2.04.

         b) Any of the foregoing to the contrary notwithstanding, in the event of a Plan termination or amendment as described under item (a) above, where the Organization provides a replacement of the terminated Plan or adversely affected portion thereof of equivalent value, the Maturity Date with respect to any then unmatured Deferral Period shall not be accelerated as provided under said items but shall occur on its originally scheduled date.

SECTION 5.05: CONSTRUCTION.

         In the construction of the Plan, the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate.

SECTION 5.06: CONTROLLING LAW.

         The law of the State of Texas shall be the controlling state law in all matters relating to the Plan and shall apply to the extent that it is not preempted by the laws of the United States of America.

SECTION 5.07: EFFECT OF INVALIDITY OF PROVISION.

         If any provision of this Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

SECTION 5.08: INUREMENT.

         This Plan shall be binding upon and inure to the benefit of the Organization and its successors and assigns and the Participant and any Beneficiary, or their successors, heirs, executors, administrators and beneficiaries.



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                                    EXECUTION

         IN WITNESS WHEREOF, the Company hereby adopts this Plan by causing this Plan to be signed by its duly authorized officers this 8th day of May, 1998.

                                            MBCI OPERATING, L.P.



Attest: /s/ Connie Wood                     By: /s/ Kenneth W. Maddox
        --------------------------              --------------------------------

                                            Title: Vice President/CFO
                                                  ------------------------------

                                            METAL COATERS OPERATING, L.P.



Attest: /s/ Connie Wood                     By: /s/ Kenneth W. Maddox
        --------------------------              --------------------------------

                                            Title: Vice President/CFO
                                                   -----------------------------



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